UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                        Date of Report: January 21, 2004
                                        ----------------


                         Commission file number 0-12820
                                                -------


                        AMERICAN NATIONAL BANKSHARES INC.
                        ---------------------------------
             (Exact name of registrant as specified in its charter)

             VIRGINIA                                     54-1284688
     --------------------------------                 --------------------
     (State or other jurisdiction of                  (I.R.S. Employer
      incorporation or organization)                   Identification No.)

            628 Main Street
            Danville, Virginia                               24541
     ----------------------------------------         --------------------
     (Address of principal executive offices)             (Zip Code)

                                 (434) 792-5111
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


Item 12.  Results of Operations and Financial Condition

On January 21, 2004, American National Bankshares Inc. issued a press release announcing year end and fourth quarter results for the year ended December 31, 2003.


Exhibits

99.1  News Release and supporting schedules

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       AMERICAN NATIONAL BANKSHARES INC.
                                       ---------------------------------
                                                 (Registrant)


Date - January 21, 2004                By:  /s/ Brad E. Schwartz
                                       -------------------------
                                       Senior Vice President and
                                       Secretary-Treasurer
                                       (Chief Financial Officer)